SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2004

TransDigm Inc.	TransDigm Holding Company

(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware

(State or other Jurisdiction of incorporation or organization)	(State or other Jurisdiction of incorporation or organization)

333-108340 and 333-108340-06

(Commission File Numbers)

34-1750032	13-3733378

(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio	44143

(Address of principal executive offices)	(Zip Code)

(216) 289-4939

(Registrants’ telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release issued May 11, 2004

Item 9. Regulation FD Disclosure

On May 11, 2004, TransDigm Inc. issued a press release announcing its regular quarterly conference call. A copy of the press release is attached to this report as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM INC.

By:	/s/ GREGORY RUFUS

Gregory Rufus Chief Financial Officer

Date: May 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM HOLDING COMPANY

By:	/s/ GREGORY RUFUS

Gregory Rufus Chief Financial Officer

Date: May 11, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued May 11, 2004

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